UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 10, 2026

TWIN VEE POWERCATS CO.

(Exact name of registrant as specified in its charter)

Nevada	001-40623	27-1417610
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3101 S. US-1 Ft. Pierce, Florida	34982
(Address of principal executive offices)	(Zip Code)

(772) 429-2525

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	VEEE	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On July 12, 2026, Twin Vee PowerCats Co., a Nevada corporation (the “Company”), USFM Corporation, a Colorado corporation (the “Acquiror”), and USFM Merger Sub Inc., a Nevada corporation and wholly-owned subsidiary of the Acquiror (“Merger Sub” and together with the Acquiror, the “Acquiror Entities”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, on the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger (the “Surviving Company”) as a wholly owned subsidiary of Acquiror. The Company’s shares are currently publicly traded on the Nasdaq Capital Market.

On the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), and as a result of the Merger, each share of common stock, par value $0.001 per share, of the Company (the “Shares”), that is issued and outstanding immediately prior to the Effective Time (other than certain Shares to be canceled pursuant to the terms of the Merger Agreement and Dissenting Shares (as defined in the Merger Agreement)) will be converted into the right to receive a pro rata portion of an aggregate number of shares of the Acquiror’s common stock, no par value (“Acquiror Shares”), that represent 10% of the issued and outstanding Acquiror Shares immediately following the Effective Time (calculated on a fully diluted basis) (the “Company Consideration Shares”).

In addition, pursuant to the Merger Agreement, effective as of the Effective Time, automatically and without any action on the part of the holder thereof, (a) each Company Convertible Security (as defined in the Merger Agreement) shall be accelerated and fully vested, and converted into the right to receive a pro rata portion of the Company Consideration Shares and (b) each Company Common Stock Warrant (as defined in the Merger Agreement) shall be assumed by the Surviving Company and shall become a corresponding warrant of Acquiror.

The Company is subject to customary restrictions on its ability to solicit alternative acquisition proposals from third parties and to provide information to, and enter into discussions or negotiations with, third parties regarding alternative acquisition proposals. However, prior to the receipt of the approval of the Merger from the Company’s stockholders, the solicitation restrictions are subject to a customary “fiduciary-out” provision that allows the Company, under certain circumstances, to provide information to and participate in negotiations or discussions with third parties with respect to an alternative acquisition proposal if it determines in good faith, after consultation with outside legal counsel, that the failure to take such action would reasonably be expected to be a violation of the Company’s board of directors’ fiduciary duties under applicable law. In addition, the Company’s board of directors, after satisfying certain notice requirements to the Acquiror, may change its recommendation with respect to the Merger if it determines in good faith, after consultation with outside legal counsel, that the failure to do so under certain circumstances specified in the Merger Agreement would reasonably be expected to be a violation of the Company’s board of directors’ fiduciary duties under applicable law.

The Merger Agreement contains certain termination rights, and provides that, upon termination of the Merger Agreement under specified circumstances, the Acquiror may be required to pay the Company a termination fee of $500,000 and the Company would be required to pay the Acquiror a termination fee of $1,500,000. Specifically, if the Merger Agreement is terminated (a) in connection with either failure of the Acquiror to obtain its stockholders approval of the Merger or (b) subject to certain conditions, in the event the Merger is not consummated prior to the “end date” of October 31, 2026, then, in either case, the $500,000 termination fee will be payable by the Acquiror to the Company upon termination. In addition, if the Company terminates the Merger Agreement to accept a Superior Proposal (as defined in the Merger Agreement) in compliance with the terms of the Merger Agreement or in connection with a Company Intervening Event (as defined in the Merger Agreement), the $1,500,000 termination fee will be payable by the Company to the Acquiror upon termination.

The Merger Agreement contains customary representations, warranties and covenants of the Company, Merger Sub and the Acquiror, including, among others, covenants that: (a) each party will conduct its business in the ordinary course of its business during the interim period between the execution of the Merger Agreement and the Effective Time, (b) each party will not engage in certain types of transactions or take certain actions outside the ordinary course during such period without the prior consent of the other party. The Merger Agreement also requires each of the Company and the Acquiror to call and hold a stockholder meeting and for the Company’s board of directors to recommend that the Company’s stockholders approve the Merger Agreement.

Without limiting the generality of the foregoing, pursuant to the Merger Agreement, prior to the closing of the Merger, the Company, a newly formed subsidiary (“Assetco”), and a newly formed Delaware contingent value rights trust (the “Trust”), must consummate the Pre-Closing CVR Restructuring (as defined below) pursuant to which such parties shall: (a) form Assetco as a wholly-owned subsidiary of the Company; (b) cause the contribution of all of the Company Assets and Liabilities (as defined in the Merger Agreement) from the Company to Assetco in exchange for all of Assetco’s issued and outstanding shares of capital stock (the “Assetco Contribution”), using a contribution agreement in a form reasonably satisfactory to the Acquiror; (c) form the Trust as a wholly-owned subsidiary of the Company; (d) cause the contribution of all of the issued and outstanding shares of capital stock of Assetco from the Company to the Trust in exchange for all of the Trust’s contingent value rights interests, using a contribution agreement in a form reasonably satisfactory to the Acquiror; and (e) cause the distribution of the contingent value rights interests from the Company to the Company’s existing stockholders, using a distribution agreement in a form reasonably satisfactory to the Acquiror, after which the Company shall retain no ownership or other interest (whether in the form of stock, trust interests, or otherwise) in either the Trust or Assetco (such steps collectively, the “Pre-Closing CVR Restructuring”). Following closing of the Merger, the Trust will seek to sell the Company Assets and Liabilities and any net proceeds received from such sales would ultimately accrue to the benefit of existing Company stockholders.

Consummation of the Merger is subject to various conditions, including (a) obtaining requisite approval of the Merger from the Company’s and the Acquiror’s stockholders, (b) the Registration Statement (as defined in the Merger Agreement) filed by the Acquiror with the SEC becoming effective, (c) the absence of certain laws or orders issued by certain specified governmental entities making illegal or permanently enjoining or prohibiting the Merger, (d) the Company Consideration Shares being approved for listing on the NYSE, NYSE American, or another applicable stock exchange, (e) the accuracy of the representations and warranties made by the parties, subject to certain exceptions, (f) the absence of a material adverse effect on either party that is continuing, (g) consummation of the Pre-Closing CVR Restructuring, and (h) delivery of a fairness opinion.

The foregoing description of the Merger Agreement and the transactions contemplated thereby in this Current Report on Form 8-K is only a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated into this Current Report on Form 8-K by reference herein.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, the Acquiror, or Merger Sub. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. The representations and warranties may also be subject to contractual standards of materiality that may be different from those generally applicable under the securities laws. Neither the Company nor the Acquiror’s investors are third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s or the Acquiror’s public disclosures.

Company Support Agreement

Concurrently with entering into the Merger Agreement, a Company stockholder, in its capacity as a holder of shares or other equity interests of the Company, entered into a Company Support Agreement with the Acquiror (the “Support Agreement”) pursuant to which such Company stockholder agreed, among other things, to vote its shares of Company common stock for the approval of the Merger Agreement and against any alternative proposal. Notwithstanding the foregoing, however, the Support Agreement terminates upon the termination of the Merger Agreement in accordance with its terms. The foregoing description of the Support Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Support Agreement, a copy of which is filed as Exhibit 99.1 hereto and is hereby incorporated into this Current Report on Form 8-K by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

Joseph Visconti, the Company’s Chief Executive Officer and President has resigned his role as the Company’s Interim Chief Financial Officer, effective as of July 10, 2026.

(c)

On July 11, 2026, the Company appointed Michael P. Dickerson to be the Company’s Interim Chief Financial Officer.

Michael P. Dickerson was our Chief Financial & Administrative Officer from April 2024 through February 2026, at which time Mr. Dickerson became a consultant to the Company. Mr. Dickerson has more than 35 years of corporate experience in senior and executive level finance and operational roles, including finance & accounting, treasury, investor relations & corporate communications, risk management and other related roles. In February 2024, he served in a consulting capacity at Savannah River Logistics as their Executive Vice President, Chief Financial & Administrative Officer, and Treasurer. From August 2022 until November 2023, he served as Vice President, Investor Relations & Risk Management, at Dorman Products, Inc. (Nasdaq: DORM). From August 2018 to March 2022, he served as Vice President, Corporate Communications & Investor Relations, at Aaron’s Inc. (NYSE: AAN). We believe Mr. Dickerson’s extensive operational and financial expertise in public companies along with his experience in various leadership roles make him a valuable member of Twin Vee’s management.

(e)

In connection with Mr. Dickerson’s appointment as the Company’s Interim Chief Financial Officer, on July 11, 2026, Mr. Dickerson and the Company entered into an amendment to Mr. Dickerson’s existing consulting agreement. The consulting agreement, which provides that he will provide the Company certain advisory, financial, strategic, or other professional services as requested by the Company from time to time at a rate of $6,000 per month commencing April 1, 2026 to December 31, 2026 (unless earlier terminated), was amended to appoint Mr. Dickerson to be the Company’s Interim Chief Financial Officer and provide him with (a) a grant of 3,970 Restricted Stock Units, which shall be fully vested on the date of grant, (b) payment to Mr. Dickerson of $25,000 in cash upon the signing of the Merger Agreement and (c) payment to Mr. Dickerson of $25,000 in cash upon the consummation of the transactions contemplated by the Merger Agreement.

The foregoing description of Mr. Dickerson’s consulting agreement, as amended, is only a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of the consulting agreement, as amended, a copy of which is filed as Exhibit 10.1 hereto and incorporated into this Current Report on Form 8-K by reference herein.

Item 7.01 Regulation FD Disclosure.

On July 13, 2026, the Company issued a press release announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.2 and is hereby incorporated by reference herein.

Additional Information and Where to Find It

The Acquiror intends to file with the SEC a Registration Statement on Form S-4, which shall include a joint proxy statement of the Acquiror and the Company, in connection with its proposed acquisition of the Company by the Acquiror and the Acquiror and the Company will furnish or file other materials with the SEC in connection with the proposed transaction. The definitive proxy statement will be sent or given to the stockholders of the Company and will contain important information about the proposed transaction and related matters. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THOSE OTHER MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. The registration statement, proxy statement and other relevant materials (when they become available), and any other documents filed by the Acquiror and the Company with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from the Company by contacting the Company by telephone at (772) 429-2525, or by mail to Twin Vee PowerCats Co., 3101 S. U.S. Highway 1, Fort Pierce, Florida 34982.

Participants in the Solicitation

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information regarding the interests of these directors and officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding the directors and executive officers of the Company is included in the proxy statement for its 2025 Annual Meeting, which was filed with the SEC on October 23, 2025, its Annual Report on Form 10-K, which was filed with the SEC on February 27, 2026, and is supplemented by other public filings made, and to be made, with the SEC by the Company and the Acquiror.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the ability of the parties to consummate the proposed transaction; satisfaction of closing conditions to the consummation of the proposed transaction; the impact of the announcement of the proposed transaction on the Company’s relationships with its employees, existing customers or potential future customers; and such other risks and uncertainties pertaining to the Company’s business as detailed in its filings with the SEC on Forms 10-K and 10-Q, which are available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof. The Company assumes no obligation to update any forward-looking statement contained in this document except to the extent required by applicable law.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to, and shall not, constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

 Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

2.1*	Agreement and Plan of Merger, dated as of July 12, 2026, by and among the Acquiror, Merger Sub, and the Company.

10.1	Consulting agreement, by and between Michael P. Dickerson and/or Dickerson Financial Services, LLC, dated February 25, 2026, as amended by the First Amendment to Consulting Agreement, dated July 11, 2026.

99.1	Company Support Agreement, dated as of July 12, 2026, by and among the Acquiror and a stockholder of the Company.

99.2	Press release, dated July 13, 2026.

104	Cover Page Interactive Data File, formatting Inline Extensible Business Reporting Language (iXBRL).

*Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601. The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWIN VEE POWERCATS CO.

By:	/s/ Glenn Sonoda
Glenn Sonoda
In-House Counsel

Date: July 13, 2026